Curaleaf Holdings, Inc. Investor Relations Curaleaf Responds to Aurora Circular; Reaffirms Offer as the Best Path to Value Creation for Shareholders Highlights Curaleaf Offers a 45% Premium and Meaningful Future Upside: Aurora shareholders can realize immediate value alongside the opportunity to participate in the upside of a substantially larger, more diversified cannabis platform. Aurora Promotes a "Debt-Free" Balance Sheet While Overlooking Years of Shareholder Dilution to Fund It: Since September 2020, Aurora has raised $398 million in capital at the expense of shareholders through equity issuances, resulting in massive shareholder dilution. Additional dilution continues through its existing "At the Market" (ATM) program. Aurora's Board Doesn't Believe Its Own Valuation Argument: Within the last two quarters, Aurora's Board sold shares through its ATM program diluting shareholders at average prices of US$3.57 and US$3.09 per share, materially below the price it now argues is inadequate. Aurora's Own Outlook Points to a Business Going Backwards, without any Go-Forward Vision: Management's own guidance calls for fiscal 2027 revenue to return to approximately fiscal 2025 levels, with adjusted EBITDA expected to decline precipitously from fiscal 2026; whereas Curaleaf has presented a clear vision to create value. Aurora's Business is Not Generating Cash, It is Burning It: Operating cash flow was negative in the June quarter, and shareholders remain exposed to substantial additional equity dilution through existing ATM programs. Curaleaf has generated $157 million of operating cash in the LTM period. Aurora's Never-Ending Transformation is Not Working: A six-year program is not a transformation. It is the business model. The current CEO was appointed in September 2020, and business transformation costs have been charged in seven consecutive years. Aurora's Attacks Ignore Curaleaf's Superior Fundamentals: Curaleaf generates operating cash flow, is well positioned to benefit from multiple industry and regulatory catalysts and invests for growth. Access to institutional debt markets reflects lender confidence in this positioning. Curaleaf Offers a Stronger Business and a Better Platform. Shareholders receive equity in a company with broad exposure across U.S. medical and adult-use markets, positive cash flow generation, an international footprint with expansion opportunities, and multiple regulatory catalysts, with a strong growth profile and future cash-generating ability. STAMFORD, Conn., Sept. 2, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf"), a leading international provider of consumer and medical cannabis products, today responded to misleading statements contained in Aurora Cannabis Inc.'s (TSX: ACB) (NASDAQ: ACB) ("Aurora") Directors' Circular and reiterated its belief that the Curaleaf offer represents the most compelling path forward for Aurora shareholders. "Aurora's continued refusal to engage in a meaningful price discussion regarding this transaction is disappointing and shows disregard for the interests of the Company's own shareholders. Not once has there been a counteroffer presented to us, which shows managements' motives to preserve their own positions versus creating value for shareholders," said Boris Jordan, Chairman and Chief Executive Officer of Curaleaf. "Rather than working constructively to evaluate a proposal that delivers immediate value and a substantial premium, Aurora's Board has chosen to rely on hollow arguments that are contradicted by its own actions." Jordan continued: "Aurora's response sidesteps the fundamental question facing shareholders: if management's plan creates greater value than our offer, where is the evidence? Aurora's own guidance points to declining revenue and EBITDA, continued cash burn and further shareholder dilution. By contrast, Curaleaf offers shareholders a 45% premium and immediate exposure to one of the largest and most diversified cannabis companies in the world." "We remain ready and willing to engage constructively with Aurora to discuss this offer at any point," Jordan concluded. FAIR VALUE IS SET BY THE MARKET Aurora argues that Curaleaf's offer fails to reflect the sum of its parts and points to historical trading levels as evidence of intrinsic value, while also stating that the $5 cap limits incremental upside. We disagree and Aurora's own actions demonstrate they do as well. Here are the facts: The offer represents a 45% premium to Aurora's unaffected trading price, which is among the 63rd percentile of Canadian M&A premiums paid over the last 10 years. Excluding cash, the premium represents 110%. This premium is despite Aurora's management guiding to a smaller, less profitable business in fiscal 2027. In addition to the premium, the offer represents an implied CY2026E Adjusted EBITDA multiple of 12.0x, more than 68% higher than comparable Canadian peers.

Aurora's Board approved dilutive equity issuances through its ATM program at average prices of US$3.57 during fiscal 2026 and more recently US$3.09 during the June quarter, prices materially below the Curaleaf offer and the value it now claims shareholders should reject. Aurora's share price has hit all-time lows under the current management team. Constant restructuring and inventory impairment charges presented as non-recurring for seven consecutive years. Aurora's management has consistently failed to properly integrate acquisitions and auditors have reported ineffective controls over inventory and biological assets in each year since FY2020 (KPMG resigned as Aurora's auditor in April 2024). The US$5.00 cap represents an 82% premium to Aurora's 30-day VWAP on the unaffected date of August 10, 2026 and a 197% premium on an ex-cash basis. Aurora's criticism of the cap structure is trying to deflect attention from the underlying significant and compelling premium the US$5.00 cap represents. The US$5.00 cap price represents an implied premium within the 92nd percentile of Canadian M&A premiums over the last 10 years. The proposed structure encourages Aurora shareholders to complete a transaction as soon as possible to lock in the exchange ratio and participate in the potential upside with Curaleaf. This is the same structure that Aurora itself used in its prior hostile M&A activity and its cap value had already been hit when the bid was launched publicly. The question shareholders must ask the Board is simple – If Aurora's assets were worth substantially more apart than together why haven't those separation opportunities been pursued after six years of strategic reviews and repositioning efforts by the same management team? THE DECEMBER 2025 SHARE PRICE IS IRRELEVANT Aurora highlights that its shares traded above US$5.00 as recently as December 2025. Shareholders should focus on where the business is headed, not where the share price traded nine months ago. Since December 2025: Canadian medical revenue has declined significantly and will continue to suffer as the reimbursement rates by Veterans Affairs Canada have been reduced by almost 30%; German regulators have removed insurance reimbursement, a meaningful contributor to Aurora's German business; Quarterly adjusted EBITDA has fallen by 63%; Operating cash flow has turned negative; Management has guided fiscal 2027 revenue to decline toward fiscal 2025 levels; and Fiscal 2027 adjusted EBITDA is expected to be significantly below fiscal 2026 levels. The market is a forward looking mechanism and Aurora's unaffected share price reflected weakening fundamental prospects for fiscal 2027 and beyond prior to our bid. THE REAL QUESTION IS NOT BALANCE SHEET BUT EQUITY DILUTION Aurora frequently emphasizes that it has no debt. This argument omits a critical distinction: Equity shareholders have financed that balance sheet through multiple dilutive ATM programs through which Aurora has sold stock. Since September 2020 alone, approximately US$398 million has been raised through dilutive share issuances, diluting shareholders by approximately 31%. Aurora maintains additional ATM capacity, while the business continues to rapidly burn cash. Operating cash flow was negative C$4.4 million in the June quarter. Debt can be repaid through cash flow. Equity dilution is permanent. Shareholders should decide for themselves which approach has better preserved ownership value. CURALEAF'S BUSINESS IS LARGER, MORE DIVERSIFIED AND BETTER POSITIONED Aurora has sought to characterize Curaleaf's capital structure, tax position, exchange listing, and dual-class share structure as disadvantages. This argument belies the vastly superior fundamentals of Curaleaf's business. The facts are straightforward: Curaleaf generated $50 million in operating cash flow and $17 million in free cash flow during the first half of 2026 while continuing to invest $33 million in growth. Curaleaf successfully raised US$500 million of senior secured notes from sophisticated institutional investors, reflecting lender confidence in the durability of its business and future cash flows. CURALEAF'S UNCERTAIN TAX POSITION (UTP) ADDRESSED THROUGH FEDERAL RESCHEDULING Uncertain tax positions related to IRC section 280E are a well understood phenomenon in the U.S. cannabis market and are captured as liabilities in the valuations and trading multiples of U.S. Cannabis MSOs. The reclassification of medical cannabis from Schedule I to III on April 23, 2026 has removed the 280E tax treatment and ceased future accruals of the liability. The rescheduling of adult use cannabis is currently in process by the DEA and a similar outcome is expected. Curaleaf's UTP balance as a percentage of TEV (13%) is one of the lowest relative to the U.S. cannabis peer average of ~30%. CURALEAF'S DEBT POSITION IS WELL MANAGED AND SUPPORTED BY OPERATING CASH FLOWS Curaleaf generated US$145 million of operating cash flow over the LTM period ended June 30, 2026, and has the highest revenue and is one of the most profitable operators based on EBITDA amongst its U.S. cannabis peers. Net debt [excluding UTP] represents ~25% of the Company's total capitalization which is below the peer average of 37%. Curaleaf's operating cash flow is expected to grow to approximately US$165 million by FY27E which represents growth of ~20% over FY25 operating cash flow of US$138 million, significantly above the peer average of approximately 3%. Curaleaf's profitability and continued growth of operating cash flows allow for rapid de-leveraging from ~3.3x net debt to LTM adjusted EBITDA to 2.7x by FY2027E. On a pro forma basis, synergies and consolidated operating cash flows will further support de-leveraging. TSX-LISTED CURALEAF LIQUIDITY HAS PROVEN TO EXCEED THAT OF NASDAQ-LISTED AURORA The TSX is among the largest exchanges globally with more than 2,200 listed issuers making up over C$7 trillion of market capitalization, an exchange that Aurora also trades on; The TSX is the leading exchange for cannabis issuers, representing more than US$6 billion of market capitalization across the sector, almost double the aggregate market capitalization of cannabis companies listed on the tech-heavy NASDAQ. On a 2026 YTD[1] basis, Curaleaf has traded more value on the TSX (US$297 million) relative to Aurora's value traded on the NASDAQ (US$99 million). 2026 YTD1 value traded across all Canadian listings was US$527 million for Curaleaf and US$511 million for Aurora across all ancillary US listings. Ultimately, a company's performance is a more significant driver of its performance vs. the exchange on which it trades. CURALEAF'S DUAL CLASS STRUCTURE IS A BENEFIT AS INCENTIVES ARE ALIGNED WITH SHAREHOLDERS Management and other Curaleaf insiders own 21 million subordinate voting shares and 31 million multiple voting shares, representing an economic interest of ~20% and approximately US$500 million of value, significantly more than Aurora's insider ownership of ~1%. Some of the largest, founder owned, sector leaders, including some of the most notable companies in the world (Alphabet, Meta, Shopify, Palantir, DoorDash, among others, as well as other U.S. MSOs such as Green Thumb Industries and Trulieve) have multi-class voting structures. In general, Multi-Class Issuers on the TSX have had a track record of outperforming the broader S&P / TSX Composite index with returns2 of 295% vs. 152% for the broader index. Since being appointed CEO on August 16, 2024, Boris Jordan has led Curaleaf's relative share price outperformance exceeding U.S. cannabis peers by ~42 percentage points and outperformance of Aurora by ~57 percentage points over the same period. Boris Jordan has also invested significant personal wealth into building his nearly 20% stake in Curaleaf, making it into the global leader it is today. As such, management incentives are properly aligned with shareholders. He works in the company's headquarters with his executive team overseeing the day-to-day activities of the business, while Aurora's CEO runs a business based in Canada from his home in the U.S. SHAREHOLDERS DESERVE AN ALTERNATIVE TO YEARS OF VALUE DESTRUCTION Aurora's management argues that it inherited historical challenges and continues to execute a transformation. This is now the third major strategic repositioning in roughly six years. At some point, transformation ceases to be a temporary phase and becomes the operating model. The time is up for Aurora's management team to deliver value through their strategic plan – they have had six years to execute their standalone business plan, during which Aurora: Generated cumulative operating cash flow losses of more than C$480 million. Recorded more than C$400 million of inventory impairments and business transformation costs. Taken more than five years to exit its unprofitable and eroding consumer segment. Share price declined 97%, significantly underperforming peers. The Board has maintained one of the most expensive executive compensation packages among industry peers. We encourage all shareholders to ask the following of the Board and its Special Committee: What is different this time than the last six years? If their current iteration of the business plan and transformation is going to work, why does management's own forecast anticipate lower revenue and lower EBITDA next year? If Aurora is truly committed to maximizing value for shareholders, why have they refused to engage in a single constructive conversation regarding this shareholder maximizing transaction? Importantly, Aurora shareholders are being offered ownership in one of the largest and most diversified cannabis companies globally, with exposure to: U.S. medical markets; U.S. adult-use markets; European medical cannabis growth; International pharmaceutical distribution; and Potential value creation associated with continued U.S. federal reform. Curaleaf's proposal delivers immediate value, participation in future growth, exposure to significant regulatory catalysts and ownership in a substantially larger and more diversified business. We believe Aurora shareholders deserve the opportunity to evaluate the Curaleaf proposal and decide for themselves which path offers the better future. Aurora shareholders are urged to read the offer documents carefully and in their entirety. They are also available on Curaleaf's website and on SEDAR+ (sedarplus.ca) and EDGAR (sec.gov), and Aurora shareholders are encouraged to visit https://grow.curaleaf.com/ for additional information regarding the offer, including the strategic rationale for the offer, expected benefits of the combination of the two companies, FAQs, and other relevant materials. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain "forward-looking statements" within the meaning of such statements under applicable securities laws. Forward-looking statements are frequently characterized by words such as "plan", "continue", "expect", "project", "intend", "believe", "anticipate", "estimate", "may", "will", "potential", "proposed" and other similar words, or statements that certain events or conditions "may" or "will" occur. These statements are only predictions. Forward looking statements in this news release include statements regarding the terms of the Offer, the expected benefits of the Offer to the combined company and the financial and strategic benefits of the Offer noted above, synergies and efficiencies that may be achieved upon a combination of the businesses of Aurora and Curaleaf; and expectations with respect to business and geographical diversification of the combined entity. Various assumptions were used in drawing the conclusions or making the projections contained in the forward-looking statements throughout this press release, including assumptions based upon Aurora's publicly disclosed information, and that there will be no change in the business, prospects or capitalization of Aurora or Curaleaf.

Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. The Company is under no obligation, and expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by applicable law. A more complete discussion of the risks and uncertainties facing the Company appears in the Company's Annual Information Form and continuous disclosure filings, which are available at www.sedarplus.ca. Cautionary Statement Respecting Aurora Information The information concerning Aurora contained in this press release has been taken from, or is based upon, publicly available information filed by Aurora with securities regulatory authorities in Canada prior to the date of this press release and other public sources. Aurora has not reviewed this press release and has not confirmed the accuracy and completeness of the Aurora information contained herein. Neither Curaleaf, nor any of its officers or directors, assumes any responsibility for the accuracy or completeness of such Aurora information. Curaleaf has no means of verifying the accuracy or completeness of any of the Aurora information contained in this press release. Notice to U.S. Holders The Offer is being made for the securities of a company formed outside of the United States. The Offer is subject to disclosure requirements of Canada that are different from those of the United States. Financial statements included in the documents, if any, will be prepared in accordance with Canadian accounting standards and may not be comparable to the financial statements of United States companies. It may be difficult for a securityholder in the United States to enforce his/her/its rights and any claim a securityholder may have arising under the U.S. federal securities laws, since the issuer is located in Canada, and some or all of its officers or directors may be residents of Canada or another country outside of the United States. A securityholder may not be able to sue a Canadian company or its officers or directors in a court in Canada or elsewhere outside of the United States for violations of U.S. securities laws. It may be difficult to compel a Canadian company and its affiliates to subject themselves to a U.S. court's judgment. Securityholders should be aware that the issuer may purchase securities otherwise than under the Offer, such as in open market or privately negotiated purchases. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Contacts Media Contact Kekst CNC Kekst-Curaleaf@kekstcnc.com Investor Contact Curaleaf Holdings, Inc. IR@curaleaf.com Shareholder Contact Carson Proxy Advisors North American Toll Free Phone: 1-800-530-5189 Local (Collect outside North America): 416-751-2066 Email: info@carsonproxy.com 1 Trading activity from January 1, 2026 to August 10, 2026 2 Returns excluding dividends SOURCE Curaleaf Holdings, Inc.

https://ir.curaleaf.com/2026-09-02-Curaleaf-Responds-to-Aurora-Circular-Reaffirms-Offer-as-the-Best-Path-to-Value-Creation- for-Shareholders